Prospectus and Summary Prospectus Supplement

April 24, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 24, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2014

Opportunity Portfolio (Class IS shares) (the "Portfolio")

The Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Fund"), on behalf of the Portfolio, approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of the Portfolio, and the Fund, on behalf of its series Global Opportunity Portfolio ("MSIF Global Opportunity"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to MSIF Global Opportunity and stockholders of the Portfolio would become stockholders of MSIF Global Opportunity, receiving shares of common stock of MSIF Global Opportunity ("Shares") equal to the value of their holdings in the Portfolio (the "Reorganization"). Class IS stockholders of the Portfolio would receive Class IS Shares of MSIF Global Opportunity. The Reorganization is subject to the approval of stockholders of the Portfolio at a special meeting of stockholders scheduled to be held during the third quarter of 2015. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning MSIF Global Opportunity is expected to be distributed to stockholders of the Portfolio during the third quarter of 2015.

Please retain this supplement for future reference.

  MSIFINCSPT-0415